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                                                                EXHIBIT 10.01

                            AMENDMENT AND AGREEMENT

        This Amendment and Agreement (hereinafter the "Amendment") is made and entered into as of the 25th day of September, 1998 between Northwind Aladdin, LLC, a Nevada limited-liability company ("Northwind") and Aladdin Gaming, LLC, a Nevada limited-liability company ("Aladdin").

                              W I T N E S S E T H:

        WHEREAS, Northwind and Aladdin are parties to (i) that certain Lease dated as of December 3, 1997 (the "Lease"), (ii) that certain Development Agreement dated as of December 3, 1997 (the "Development Agreement"), and
(iii) that certain Energy Service Agreement dated as of September 25, 1998 (the "Energy Service Agreement", and, collectively with the Lease and the Development Agreement, the "Agreements"); and

        WHEREAS, the Agreements contemplate that Northwind will construct and operate the "Northwind Facilities" (as such term is defined in the Energy Service Agreement) to provide hot water, chilled water and electricity services to Aladdin, including construction and operation of certain facilities to generate electricity; and

        WHEREAS, the parties have determined that it shall not be necessary for the Northwind Facilities to include facilities for generating electricity and accordingly the parties desire to amend the Agreements to reflect such determination;

        NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, it is hereby agreed between Northwind and Aladdin as follows:

         1. Any capitalized term in this Amendment that is not defined herein shall have the meaning specified or referred to in Annex A to the Energy Service Agreement.

         2. Notwithstanding any provisions in the Lease which obligate Northwind to construct or operate facilities for the generation of electricity for the benefit of Aladdin or obligate Aladdin to compensate Northwind therefor, neither Northwind nor Aladdin shall have any such obligations nor shall Northwind or Aladdin be entitled to receive any such benefits and the Lease is amended accordingly, effective immediately. This Amendment shall be considered Amendment No. 1 to the Lease. Except as expressly amended herein, the Lease remains in force.

         3. Notwithstanding any provisions in the Development Agreement which obligate Northwind to construct or operate facilities for the generation of electricity for the benefit of Aladdin or obligate Aladdin to compensate Northwind therefor, neither Northwind nor Aladdin shall have any such obligations nor shall Northwind or Aladdin be entitled to receive any such benefits and the Development Agreement is amended accordingly, effective immediately. This Amendment shall be considered Amendment No. 1 to the Development Agreement. Except as expressly amended herein, the Development Agreement remains in force.

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         4.       Notwithstanding any provisions in the Energy Service Agreement which obligate Northwind to construct or operate facilities for the generation of electricity for the benefit of Aladdin or obligate
         Aladdin to compensate Northwind therefor, neither Northwind nor Aladdin shall have any such obligations nor shall Northwind or Aladdin be entitled to receive any such benefits and the Energy Service Agreement is amended accordingly, effective immediately. This Amendment shall be considered Amendment No. 1 to the Energy Service Agreement. Except as expressly amended herein, the Energy Service Agreement remains in force.

         5. Notwithstanding any provision in this Amendment, as of the Substantial Completion Date, Northwind shall supply Services to Aladdin in an amount equal to the Customer Energy Requirements, including, but not limited to, the Specified Demand Amount.

         6. This Amendment will be governed by and construed in accordance with the internal laws and decisions of the State of Nevada.

         7.       Time is of the essence hereof.

         8. This Amendment may be executed in one or more counterparts, each of which will be considered an original instrument, but all of which will be considered one and the same agreement, and will become binding when one or more counterparts have been signed by each of the parties hereto and delivered to Northwind and to Aladdin.

         9. Neither Northwind nor Aladdin shall assign its interest or delegate its duties under this Amendment except in accordance with
         Section 10.2 of the Energy Service Agreement.



         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.


NORTHWIND ALADDIN, LLC,                       ALADDIN GAMING, LLC,
a Nevada limited-liability company            a Nevada limited-liability company


By: /s/ John Milota                            By: /s/ Richard Goeglein
   ---------------------------------             -----------------------------
Name:   John Milota                            Name:   Richard Goeglein
Title:  Vice President & General Manager       Title:  President &
                                                       Chief Executive Officer

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